                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                                       OF

                         NORTH AMERICAN VAN LINES, INC.

OFFER TO EXCHANGE ANY AND ALL OUTSTANDING 13 3/8% SENIOR NOTES DUE 2009 ISSUED
   ON NOVEMBER 19, 1999 FOR AN EQUAL PRINCIPAL AMOUNT OF ITS 13 3/8% SENIOR
    NOTES DUE 2009 WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF
    1933, AS AMENDED, PURSUANT TO THE PROSPECTUS DATED               , 2002

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
     , 2002 UNLESS THE EXCHANGE OFFER IS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE
      EXPIRATION DATE. IF THE EXPIRATION DATE HAS BEEN EXTENDED, TENDERS
         PURSUANT TO THE EXCHANGE OFFER AS OF THE PREVIOUSLY SCHEDULED EXPIRATION DATE MAY NOT BE WITHDRAWN AFTER THE DATE OF THE
                     PREVIOUSLY SCHEDULED EXPIRATION DATE.

                 The Exchange Agent for the Exchange Offer is:

                      STATE STREET BANK AND TRUST COMPANY


   BY MAIL, HAND DELIVERY OR OVERNIGHT              FOR INFORMATION, CALL:
                COURIER:                                (617) 662-1525
   State Street Bank and Trust Company
       Corporate Trust Department                 BY FACSIMILE TRANSMISSION:
                5th Floor                      (Eligible Institutions only. See
          2 Avenue de Lafayette                         Instruction 4.)
       Boston, Massachusetts 02111                      (617) 662-1452
       Attention: Mackenzie Elijah            TO CONFIRM FACSIMILE TRANSMISSIONS:
                                               (Eligible Institutions only. See
                                                        Instruction 4.)
                                                        (617) 662-1525

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW. SEE INSTRUCTION 8.

DESCRIPTION OF OLD NOTES (See Instructions 2 and 3.)

-----------------------------------------------------------------------------------------------------------------------
    NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S)                          NOTES TENDERED
                    ON OLD NOTE(S))                                  (ATTACH ADDITIONAL LIST IF NECESSARY)
-----------------------------------------------------------------------------------------------------------------------
                                                                                                          PRINCIPAL
                                                            CERTIFICATE       AGGREGATE PRINCIPAL          AMOUNT
                                                           NUMBER(S)(*)      AMOUNT OF OLD NOTES(*)     TENDERED(**)
                                                               --------------------------------------------------

                                                               --------------------------------------------------

                                                               --------------------------------------------------

                                                               --------------------------------------------------

                                                               --------------------------------------------------

                                                               --------------------------------------------------

                                                               --------------------------------------------------

                                                              TOTAL:

-----------------------------------------------------------------------------------------------------------------------
 (*) NEED NOT BE COMPLETED IF OLD NOTES ARE BEING TRANSFERRED BY BOOK-ENTRY TRANSFER.
(**) UNLESS OTHERWISE INDICATED, IT WILL BE ASSUMED THAT ALL OLD NOTES DESCRIBED ABOVE ARE BEING TENDERED. SEE
 INSTRUCTION 3.
-----------------------------------------------------------------------------------------------------------------------

    The undersigned acknowledges that he, she or it has received and reviewed
this Letter of Transmittal (the "Letter") and the Prospectus, dated         ,
2002 (the "Prospectus"), of North American Van Lines, Inc. (the "Company"), relating to its offer to exchange up to $150,000,000 aggregate principal amount of its 13 3/8% Senior Notes due 2009 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of its issued and outstanding 13 3/8% Senior Notes due 2009 (the "Old Notes") from the registered holders thereof (each, a "Holder" and together, the "Holders"). The Prospectus and this Letter together constitute the Company's offer to exchange (the "Exchange Offer") its Old Notes for a like principal amount of its New Notes from the Holders.

    For each Old Note accepted for exchange, the Holder of such Old Note will receive a New Note having a principal amount equal to that of the surrendered Old Note. The New Notes will accrue interest from the last interest payment date on which interest was paid on the Old Notes. Accordingly, registered Holders of New Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the last interest payment date on which interest was paid. Old Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Old Notes whose Old Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Old Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

    This Letter is to be completed by a Holder of Old Notes either if certificates are to be forwarded herewith or if a tender of certificates for Old Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus. Holders of Old Notes whose certificates are not immediately available or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                   MUTILATED, LOST, STOLEN OR DESTROYED NOTES

/ /  CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING NOTES THAT YOU OWN HAVE
    BEEN MUTILATED, LOST, STOLEN OR DESTROYED AND SEE INSTRUCTION 9.

                              BOOK-ENTRY TRANSFER

/ /  CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER NOTES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution
                                ------------------------------------------------

Account Number
                 -----------------------------------------------------------

Transaction Code Number
                          ---------------------------------------------------

                              GUARANTEED DELIVERY

/ /  CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING. (PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY):

Name(s) of Registered Holder(s)
                                  ---------------------------------------------

Window Ticket Number (if any)
                                ----------------------------------------------

Date of Execution of Notice of Guaranteed Delivery
                                                     ----------------------------

Name of Institution that Guaranteed Delivery
                                               ----------------------------------

If delivered by book-entry transfer:

Account Number at Book-Entry Transfer Facility
                                                         -------------------------------

Transaction Code Number
                          ---------------------------------------------------

/ /  CHECK HERE IF YOU ARE A BROKER-DEALER ENTITLED, PURSUANT TO THE TERMS OF
    THE REGISTRATION RIGHTS AGREEMENT REFERRED TO IN THE PROSPECTUS, TO RECEIVE, AND WISH TO RECEIVE, 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO WITHIN 90 DAYS AFTER THE EXPIRATION DATE.

Name
      ------------------------------------------------------------

Address
         ------------------------------------------------------------

    If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges and represents that it will deliver a prospectus meeting the requirements of the Securities Act, in connection with any resale of such New Notes; however, by so acknowledging and representing and by delivering such a prospectus the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer that will receive New Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired as a result of market-making activities or other trading activities. In addition, such broker-dealer represents that it is not acting on behalf of any person who could not truthfully make the foregoing representations.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

LADIES AND GENTLEMEN:

    Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes described above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby and any and all Notes or other securities issued, paid or distributed or issuable, payable or
distributable in respect of such Notes on or after [            ], 2002.

    The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent, attorney-in-fact and proxy with respect to Old Notes tendered hereby, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), among other things, to cause the Old Notes to be assigned, transferred and exchanged.

    The undersigned hereby represents and warrants (a) that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes,
(b) that when such Old Notes are accepted for exchange, the Company will acquire good and unencumbered title to such notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim and such Old Notes will not have been transferred to the Company in violation of any contractual or other restriction on the transfer thereof, (c) that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, (d) that neither the Holder of such Old Notes nor any such other person is participating in, intends to participate in, or has an arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of Old Notes or New Notes, (e) that neither the Holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company and (f) that neither the Holder of such Old Notes nor such other person is acting on behalf of any person who could not truthfully make the foregoing representations and warranties.

    The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Notes issued pursuant to the Exchange Offer in exchange for the Old Notes may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is a broker-dealer or an "affiliate" of the Company within the meaning of Rule 405 of the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such Holder's business, at the time of commencement of the Exchange Offer such Holder has no arrangement or understanding with any person to participate in a distribution of such New Notes, and such Holder is not engaged in, and does not intend to engage in, a distribution of such New Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in a distribution of New Notes and has no arrangement or understanding to participate in a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes;

however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

    The SEC has taken the position that such broker-dealers may fulfill their prospectus delivery requirements with respect to the New Notes (other than a resale of New Notes received in exchange for an unsold allotment from the original sale of the Old Notes) with the Prospectus. The Prospectus, as it may be amended or supplemented from time to time, may be used by certain broker-dealers (as specified in the Registration Rights Agreement referenced in the Prospectus) ("Participating Broker-Dealers") for a period of time, starting on the Expiration Date and ending on the close of business 90 days after the Expiration Date in connection with the sale or transfer of such New Notes. The Company has agreed that, for such period of time, it will make the Prospectus (as it may be named or supplemented) available to such a broker-dealer which elects to exchange Old Notes, acquired for its own account as a result of market making or other trading activities, for New Notes pursuant to the Exchange Offer for use in connection with any resale of such New Notes. By accepting the Exchange Offer, each broker-dealer that receives New Notes pursuant to the Exchange Offer acknowledges and agrees to notify the Company prior to using the Prospectus in connection with the sale or transfer of New Notes and agrees that, upon receipt of notice from the Company of the happening of any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein (in light of the circumstances under which they were made) not misleading, such broker-dealer will suspend use of the Prospectus until
(i) the Company has amended or supplemented the Prospectus to correct such misstatement or omission and (ii) either the Company has furnished copies of the amended or supplemented Prospectus to such broker-dealer or, if the Company has not otherwise agreed to furnish such copies and declines to do so after such broker-dealer so requests, such broker-dealer has obtained a copy of such amended or supplemented Prospectus as filed with the SEC. Except as described above, the Prospectus may not be used for or in connection with an offer to resell, a resale or any other retransfer of New Notes. A broker-dealer that acquired Old Notes in a transaction other than as part of its market-making activities or other trading activities will not be able to participate in the Exchange Offer.

    The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby.

    All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

    Tenders of Old Notes made pursuant to the Exchange Offer are irrevocable, except that Old Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date (or such later date as may apply if the Exchange Offer is extended). See information described in "The Exchange Offer--Withdrawal of Tenders" section of the Prospectus.

    The undersigned understands that tender of Old Notes pursuant to any of the procedures described in the "Procedures for Tendering" section of the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions set forth in the Prospectus, including the undersigned's representation that the undersigned owns the Old Notes being tendered. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Notes tendered hereby.

    Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes."

    THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)

                                , 2002
------------------------

                                , 2002
------------------------

--------------------------------------

--------------------------------------
        SIGNATURE(S) OF OWNER

Area
Code
and
Telephone
Number
        ------------------------

Dated:                                  , 2002
        ------------------------

--------------------------------------------------------------------------------

If a Holder is tendering an Old Note, this Letter must be signed by the registered Holder(s) exactly as the name(s) appear(s) on the certificate(s) for the Old Note or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 4.

          ------------------------------------------------------------
Name(s):                     (Please Type or Print)

Capacity (full title):
                        ------------------------------------------------------------

Address:
          ------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------
                              (Zip Code)

Area Code and Telephone Number:
                                 --------------------------------------------------

Tax Identification or Social Security Number:
                                               -----------------------------------------

--------------------------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                         (IF REQUIRED BY INSTRUCTION 4)

SIGNATURE(S) GUARANTEED BY

AN ELIGIBLE INSTITUTION:
                          ----------------------------------------------------
                                         (AUTHORIZED SIGNATURE)

Name:
       ------------------------------------------------------------

Capacity (full title):
                        ------------------------------------------------------------

Name of Firm:
               ------------------------------------------------------------

Address:
          ------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------
                                                                       (Zip
Code)

Area Code and Telephone Number:
                                 --------------------------------------------------

Dated:                                  , 2002
        ------------------------

     (PLEASE COMPLETE ACCOMPANYING IRS FORM W-9 HEREIN. SEE INSTRUCTION 8.)

-------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 4, 5 AND 6)

    To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue: New Notes and/or Old Notes to:

Name(s):
          ----------------------------------
                (PLEASE TYPE OR PRINT)

          -----------------------------------
                (PLEASE TYPE OR PRINT)

Address:  --------------------------------------------

          --------------------------------------------

          --------------------------------------------
                           (ZIP CODE)

        ------------------------------------------------
        (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
        (SEE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

/ / Credit unexchanged Old Notes delivered by book-entry transfer to the Book-Entry Facility account set forth below:

------------------------------------------------
(BOOK-ENTRY TRANSFER FACILITY
ACCOUNT NUMBER, IF APPLICABLE)

------------------------------------------------------
------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 4, 5 AND 6)

    To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled "Description of Old Notes" on this Letter above.

Mail: New Notes and/or Old Notes to:

Name(s):
          ----------------------------------
                (PLEASE TYPE OR PRINT)

          -----------------------------------
                (PLEASE TYPE OR PRINT)

Address:  --------------------------------------------

          --------------------------------------------

          --------------------------------------------
                           (ZIP CODE)

        ------------------------------------------------
        (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
        (SEE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

------------------------------------------------------

    IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                                  INSTRUCTIONS

     FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER TO EXCHANGE ANY AND
            ALL OUTSTANDING 13 3/8% SENIOR NOTES DUE 2009 ISSUED ON
NOVEMBER 19, 1999 OF NORTH AMERICAN VAN LINES, INC. FOR 13 3/8% SENIOR NOTES DUE
  2009 OF NORTH AMERICAN VAN LINES, INC., WHICH HAVE BEEN REGISTERED UNDER THE
         SECURITIES ACT OF 1933, AS AMENDED, PURSUANT TO THE PROSPECTUS
                           DATED               , 2002

    1. DELIVERY OF THIS LETTER AND NOTES; GUARANTEED DELIVERY PROCEDURES. This Letter is to be completed by Holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering" section of the Prospectus and an Agent's Message is not delivered. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation (as defined below), as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter. "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which message states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Old Notes which are the subject of the Book-Entry Confirmation that such participant has received and agrees to be bound by the Letter and that the Company may enforce the Letter against such participant. "Book-entry confirmation" means a timely confirmation of book-entry transfer of Notes into the Exchange Agent's account at the Book-Entry Transfer Facility.

    Holders whose certificates are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date or who cannot complete the procedure for book-entry transfer prior to 5:00 P.M., New York City time, on the Expiration Date may tender their Old Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures:
(i) such tender must be made by or through an Eligible Institution (as defined below); (ii) prior to 5:00 P.M., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically-tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically-tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

    THE METHOD OF DELIVERY OF THIS LETTER, THE OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, BUT THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY

RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF OLD NOTES ARE SENT BY MAIL, IT IS RECOMMENDED THAT THE MAILING BE BY REGISTERED OR CERTIFIED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

    THE COMPANY WILL NOT ACCEPT ANY ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS. EACH TENDERING HOLDER, BY EXECUTION OF A LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF OR AGENT'S MESSAGE IN LIEU THEREOF), WAIVES ANY RIGHT TO RECEIVE ANY NOTICE OF THE ACCEPTANCE OF SUCH TENDER.

    2. INADEQUATE SPACE. If the space provided in the box captioned "Description of Notes Tendered" above is inadequate, the certificate number(s) and/or the principal amount of Notes and any other required information should be listed on a separate signed schedule and such schedule should be attached to this Letter.

    3. PARTIAL TENDERS (NOT APPLICABLE TO NOTEHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering Holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box entitled "Description of Old Notes--Principal Amount of Notes Tendered." A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering Holder(s), unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. ALL OF THE OLD NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

    4. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS. If this Letter is signed by the registered Holder(s) of the Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

    If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter.

    If any of the Old Notes are registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate Letters (or facsimiles thereof or Agent's Messages in lieu thereof) as there are different registrations of certificates.

    If this Letter is signed by the registered Holder(s) of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered Holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution (as defined below).

    If this Letter is signed by a person other than the registered Holder(s) of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered Holder(s) appear(s) on the certificate(s) and the signatures on such certificate(s) must be guaranteed by an Eligible Institution.

    If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of such persons' authority to so act, unless such submission is waived by the Company.

    ENDORSEMENTS ON CERTIFICATES FOR OLD NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 4 MUST BE GUARANTEED BY A FIRM

WHICH IS A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY WHICH IS A MEMBER IN GOOD STANDING OF A RECOGNIZED MEDALLION PROGRAM APPROVED BY THE SECURITITES TRANSFER ASSOCIATION INC., INCLUDING THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (STAMP), THE STOCK EXCHANGE MEDALLION PROGRAM
(SEMP) AND THE NEW YORK STOCK EXCHANGE MEDALLION SIGNATURE PROGRAM (MSP), OR ANY OTHER "ELIGIBLE GUARANTOR INSTITUTION" (AS DEFINED IN RULE 17AD-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED) (EACH OF THE FOREGOING, AN "ELIGIBLE INSTITUTION").

    SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OLD NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF OLD NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OLD NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" IN THIS LETTER, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

    5. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such Holder may designate herein. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this Letter.

    6. TRANSFER TAXES. Except as otherwise provided in this Instruction 6, the Company will pay any transfer taxes with respect to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes or substitute Old Notes not exchanged are to be delivered to or registered or issued in the name of, any person other than the registered Holder(s) of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person(s) signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder(s) or any other person) payable on account of the transfer to such person will be payable by the Holder(s) tendering hereby. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder(s).

    7. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

    8. TAXPAYER IDENTIFICATION NUMBER; BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. federal income tax law, a Holder whose tendered Notes are accepted for payment pursuant to the Exchange Offer may be subject to backup withholding at a rate of 30% (29% after December 31, 2003). To prevent backup withholding on any payment made to a tendering Holder pursuant to the Exchange Offer, such Holder is required to notify the Exchange Agent of such Holder's current taxpayer identification number ("TIN") by completing the enclosed Substitute Form W-9, certifying that the TIN provided on that form is correct (or that such Holder is awaiting a TIN), and that (i) the tendering Holder has not been notified by the Internal Revenue Service that such Holder is subject to backup withholding as a result of failure to report all interest or dividends or
(ii) after being so notified, the

Internal Revenue Service has notified such Holder that such Holder is no longer subject to backup withholding. If the Exchange Agent is not provided with the correct TIN, such Holder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such Holder with respect to Notes tendered pursuant to the Exchange Offer may be subject to backup withholding (see below).

    Each tendering Holder is required to give the Exchange Agent the TIN (e.g., Social Security number or employer identification number) of the record Holder of the Notes. If the Notes are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. A tendering Holder who does not have a TIN may check the box in Part 3 of the Substitute Form W-9 if such tendering Holder has applied for a number or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the tendering Holder must also complete the "Certificate of Awaiting Taxpayer Identification Number" below in order to avoid backup withholding. If the box is checked, payments made will be subject to backup withholding unless the tendering Holder has furnished the Exchange Agent with his or her TIN by the time payment is made. A tendering Holder who checks the box in Part 3 in lieu of furnishing such Holder's TIN should furnish the Exchange Agent with such Holder's TIN as soon as it is received.

    Certain Holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. To avoid possible erroneous backup withholding, a tendering Holder who is exempt from backup withholding should complete the Substitute Form W-9 by providing his or her correct TIN, signing and dating the form, and writing exempt on the face of the form. A tendering Holder who is a foreign individual or a foreign entity should also submit to the Exchange Agent a certification of foreign status on the appropriate IRS form (which the Exchange Agent will provide upon request), signed under penalty of perjury, attesting to the Holder's exempt status. Tendering Holders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

    If backup withholding applies, the Exchange Agent is required to withhold 30% (29% after December 31, 2003) of any payments to be made to the Holder under the New Notes. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the Internal Revenue Service. The Exchange Agent cannot refund amounts withheld by reason of backup withholding.

    9. MUTILATED, LOST, DESTROYED OR STOLEN CERTIFICATES. Any Holder whose certificate(s) representing Old Notes have been mutilated, lost, destroyed or stolen should promptly notify the Exchange Agent at the address included herein or at (617) 662-1525 for further instructions. This Letter and related documents cannot be processed until the procedures for replacing mutilated, lost, destroyed or stolen certificate(s) have been followed.

    10. WITHDRAWAL RIGHTS. Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time prior to 5:00 P.M., New York City time, on the Expiration Date. For a withdrawal to be effective, a written, telegraphic, telex or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent at the address set forth above prior to 5:00 P.M., New York City time, the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person who tendered the Old Notes to be withdrawn,
(ii) identify the Old Notes to be withdrawn, including the aggregate principal amount of such Old Notes or, in the case of Notes transferred by book-entry transfer, specify the number of the account at the Book-Entry Transfer Facility from which the Old Notes were tendered and specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Old Notes and otherwise comply with the procedures of such facility;
(iii) contain a statement that such Holder is withdrawing its election to have such Old Notes exchanged; (v) specify the name in which such Old Notes are registered, if different from that of the person who tendered the Old Notes.

    All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties.

    Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Properly withdrawn Old Notes may be retendered by following the procedures described above at any time on or prior to 5:00 P.M., New York City time, on the Expiration Date with respect to such Old Notes.

    Any Old Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the tendering Holder thereof without cost to such Holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus, such Old Notes will be credited to an account maintained with the Book-Entry Transfer Facility for the Old Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer.

    11. REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance regarding this Letter, as well as requests for additional copies of the Prospectus, this Letter, Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                  TO BE COMPLETED BY ALL TENDERING NOTEHOLDERS
                              (SEE INSTRUCTION 9)

----------------------------------------------------------------------------------------------------------------------
                                  PAYOR'S NAME: STATE STREET BANK AND TRUST COMPANY
----------------------------------------------------------------------------------------------------------------------

SUBSTITUTE                                 Name:
FORM W-9                                   Address:
DEPARTMENT OF THE TREASURY                 Check appropriate box:
  INTERNAL REVENUE SERVICE
PAYER'S REQUEST FOR TAXPAYER
  IDENTIFICATION NUMBER ("TIN")            Individual                     / / Corporation          / /
  AND CERTIFICATION                        Partnership                   / / Other (specify)       / /
----------------------------------------------------------------------------------------------------------------------

PART 1 -- Please provide your TIN on the line at right and      -------------------------
certify by signing and dating below.                             Social Security Number
                                                                           OR
                                                                -------------------------
                                                                 Employer Identification
                                                                         Number
-----------------------------------------------------------------------------------------

PART 2 -- Certification -- Under penalties of perjury, I certify that:
(1)     The number shown on this form is my correct Taxpayer
        Identification Number (or I am waiting for a number to be issued to me) and
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest on dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding and
(3)     I am a U.S. person (including a U.S. resident alien).

                            NAME
                       (PLEASE PRINT)

                          ADDRESS
                     (INCLUDE ZIP CODE)

SIGNATURE
DATE
CERTIFICATION INSTRUCTIONS--You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest on dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such item (2).
--------------------------------------------------------------------------------------------------------------------------
PART 3--Awaiting TIN / /
--------------------------------------------------------------------------------------------------------------------------

         YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE
                      BOX IN PART 3 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, if I do not provide a taxpayer identification number by the time of payment, all reportable payments made to me will be subject to backup withholding but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

                        Date ____________________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% (29% AFTER DECEMBER 31, 2003) OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

    Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth below. Additional copies of the Prospectus, this Letter or other related Exchange Offer materials may be obtained from the Exchange Agent or from brokers, dealers, commercial banks or trust companies.

                      THE EXCHANGE AGENT FOR THE OFFER IS:
                      STATE STREET BANK AND TRUST COMPANY

   BY MAIL, HAND DELIVERY OR OVERNIGHT COURIER:                 BY FACSIMILE TRANSMISSION:
       State Street Bank and Trust Company                     (ELIGIBLE INSTITUTIONS ONLY)
            Corporate Trust Department                                (617) 662-1452
                    5th Floor                              TO CONFIRM FACSIMILE TRANSMISSIONS:
              2 Avenue de Lafayette                                   (617) 662-1525
           Boston, Massachusetts 02111
           Attention: Mackenzie Elijah

                      The Exchange Agent for the Offer is:
                 [LOGO OF STATE STREET BANK AND TRUST COMPANY]
                      State Street Bank and Trust Company
                              Call: (617) 662-1603